UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 20, 2007

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)



         Kentucky                    1-13661                  61-1137529
         --------                    -------                  ----------
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
     incorporation or
       organization)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On November 21, 2007, the Company announced that the Company's Board of Directors has authorized a new share repurchase plan, which authorizes the repurchase of up to 550,000 shares, or approximately 4% of the Company's total common shares outstanding, and will expire in November 2008 unless otherwise extended or completed at an earlier date. The new plan replaces the share repurchase plan just completed, which was expanded in July 2007 to a total of 567,500 shares, of which 423,624 were repurchased under the Company's previously announced Rule 10b5-1 stock trading plan. The average cost per share for the just-completed repurchase plan was $25.68.

In connection with the new share repurchase plan, the Company has again adopted Rule 10b5-1 stock trading plan. Pursuant to the plan, a broker, on behalf of the Company, may repurchase up to 550,000 shares, the total number of shares that remain authorized under the Company's stock repurchase plan. From and including November 21, 2007, through February 15, 2008, the trading plan authorizes daily share repurchases equal to the lesser of (a) 7,500 shares, (b) 25% of the Company's average daily trading volume for the prior four weeks, or (c) the limitations set by Exchange Act Rule 10b-18. The broker will have complete discretion to determine the dates of purchase during the plan period.

A press release announcing the Company's new share repurchase plan and new 10b5-1 trading plan is attached as Exhibit 99.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     D. Exhibits

        99.1  Press Release dated November 21, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2007             S.Y. BANCORP, INC.

                                    By: /s/ Nancy B. Davis
                                        --------------------------------------
                                        Nancy B. Davis, Executive Vice
                                        President, Treasurer and Chief
                                        Financial Officer